UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2024

Maquia Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40380	85-4283150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Biscayne Boulevard, Suite 2406

Miami, FL 33132

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 608-1395

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	MAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MAQC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	MAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Nasdaq Letter on Listing Rule IM-5101-2

On May 7, 2024, Maquia Capital Acquisition Corporation (“Maquia” or the “Company”) received a notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) (the “May 7th Notice”) that Maquia was not in compliance with Nasdaq Listing Rule IM-5101-2 requiring a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement triggering the issuance of a Staff Delisting Determination under Rule 5810 to delist the Company’s securities. Because the Company was unable to complete a business combination by the end of the 36-month period, the Company was not in compliance. In conformity with the Listing Rules, the Company filed an appeal on May 13, 2024. A hearing on this matter was held by the Nasdaq Hearings Panel (“Panel”) on June 20, 2024.

On July 9, 2024, Nasdaq advised the Company that the Panel granted the Company’s request for continued listing on the Nasdaq Capital Market (the “Decision”), subject to the following: (1) on or before July 15, 2024, the Company will enter into a definitive business combination agreement with Regulus 333, S.A.P.I. de C.V.; and (2) on or before November 4, 2024, the Company will complete the business combination agreement with Regulus and demonstrate compliance with all applicable initial listing standards for the Nasdaq Capital Market. Nasdaq advised the Company that November 4, 2024 represents the full extent of the Panel’s discretion to grant continued listing while the Company is non-compliant with Listing Rule IM-5101-2. Nasdaq advised it is a requirement during the exception period that the Company provide prompt notification of any significant events that occur during this time that may affect the Company’s compliance with Nasdaq requirements. This includes, but is not limited to, any event that may call into question the Company’s ability to meet the terms of the exception granted. The Panel reserved the right to reconsider the terms of this exception based on any event, condition or circumstance that exists or develops that would, in the opinion of the Panel, make continued listing of the Company’s securities on the Exchange inadvisable or unwarranted. In addition, any compliance document will be subject to review by the Panel, which may, in its discretion, request additional information before determining that the Company has complied with the terms of the exception.

On July 15, 2024, the Company executed a Business Combination Agreement with Merger Sub and Velocium, Inc. On July 17, 2024, the Company provided to Nasdaq a copy of the Business Combination Agreement between the Company, Merger Sub, and Velocium, Inc. On July 19, 2024, the Company filed a Form 8-K with the SEC reporting the Business Combination Agreement with Merger Sub and Velocium, Inc. A copy of that Form 8-K was provided to Nasdaq on July 23, 2024.

On July 29, 2024, the Company received a notice from Nasdaq (the “Delisting Decision”) that the Panel determined to delist the securities of the Company from The Nasdaq Stock Market (“Nasdaq” or the “Exchange”), due to its failure to comply with the terms of the Panel’s Decision. The Panel advised that trading in the Company’s securities will be suspended at the open of trading on July 31, 2024. Pursuant to the representations and information provided by the Company at the Hearing, the Decision required the Company to enter into a definitive business combination agreement with Regulus 333, S.A.P.I. de C.V. (“Regulus”) on or before July 15, 2024. On July 16, 2024, the Company provided an update to the Panel that it had entered into a business combination agreement. On July 17, 2024, the Company provided a copy of the business combination agreement reflecting the Company’s agreement to enter into a business combination with Velocium, Inc. The Decision required the Company to notify the Panel promptly of any significant events that occur during the exception period that may affect Company’s compliance with Nasdaq requirements. This includes, but is not limited to, any event that may call into question the Company’s ability to meet the terms of the exception granted. Prior to July 17, 2024, the Panel was not informed that the Company had changed targets or that it had elected not to proceed with a business combination with Regulus as described at the Hearing. The Panel’s decision to grant an extension following the Hearing was based, in part, on the facts and timeline presented at the Hearing and the expedited review process and negotiations anticipated by the Company with respect to a specific target (Regulus). The Panel stated the Company’s failure to provide timely and accurate information to the Panel, in particular notification of this significant change in the target entity, raised serious doubts for the Panel that the Company has an appropriate understanding of the exacting standards required of a Nasdaq listed company. Further, the Company did not provide the Panel with any substantive evidence or definitive timelines to evidence that the Company will be able to complete the business combination within the time available to the Panel under Listing Rules, in this case, November 4, 2024. The Panel stated an extension by the Panel is reserved for companies that have presented a compliance plan with definitive evidence that the company can regain and sustain compliance with Nasdaq Listing Rules. The Company has not provided any substantive information or detailed plan on the necessary steps it must take to facilitate the business combination, including when it expects to begin – or complete – the SEC registration review process or obtain shareholder approvals for the business combination. Combined with the Company’s failure to inform the Panel of a significant change impacting the Company’s compliance plan, the absence of definitive information and timeline on the Company’s plan to complete a business combination with a new target within the time remaining, according to the Panel, left it with no choice but to determine that delisting the Company’s securities is the appropriate action to maintain the quality of and public confidence in the Exchange. For the foregoing reasons, the Panel determined to delist the Company’s securities from the Exchange and advised it will suspend trading in those securities effective at the open of business on July 31, 2024. The Exchange will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities Exchange Commission, after applicable appeal periods have lapsed. The Company may request that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) review this decision. A written request for review must be received within 15 days from the date of this decision. Pursuant to Nasdaq Listing Rule 5820(a), the Company must submit a fee of $15,000.00 to Nasdaq to cover the cost of the review. On July 29, 2024, the Company submitted a request to Nasdaq for the Panel to reconsider its Delisting Decision. The Company intends to timely request the Listing Council review this Delisting Decision. However, there can be no assurance that the Panel, the Listing Council, or Nasdaq will reconsider or change the Delisting Decision. This summary is not intended to include all terms of the May 7, 2024 Notice, the Decision, or the Delisting Decision.

On July 31, 2024, the Company filed an application to list on the OTCQX with the same ticker symbols.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, words such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the Company’s intention to pursue reconsideration, submit a plan to regain compliance with Nasdaq Listing requirements, and the filing of an appeal within the required timeframes, are forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to the Company’s ability to submit a plan to regain compliance satisfactory to Nasdaq; the Company’s ability to hold an annual meeting; and other risks and uncertainties set forth in the Company’s reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 02, 2024
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2024

Maquia Capital Acquisition Corporation

By:	/s/ Jeronimo Peralta
Name: Jeronimo Peralta
Title: Chief Financial Officer

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